Exhibit 10.121

STATE OF TEXAS

COUNTY OF RUSK

CORRECTION ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

DATE: Effective as of December 17, 2001

ASSIGNOR: RELICO OIL AND GAS, INC., a Texas Corporation

ASSIGNOR’S MAILING ADDRESS: P.O. Box 517, Overton, Texas. xxx

ASSIGNEES: BRIAN ENERGY and its successor in title

ASSIGNEES’ MAILING ADDRESS: 603 Woodlawn, Kilgore, Texas xxx

CONSIDERATION: TEN DOLLARS & OTHER VALUABLE CONSIDERTAxxx

LEASES:	All of Assignors’ right, title and in xxx
gas and mineral leases described on Exhxxx
to that Assignment of Oil and Gas Lease xxx
dated December 17, 2001, recorded in xxx
566 of the Official Records of Rusk Coun xxx
RELICO OIL & GAS to BRIAN ENERGY xxx

This Assignment is made to correct the capacity in which Relico Oil & Gas executed the Assignment dated December 17, 2001, recorded in Volume 2297, Page 566 of the Official Records of Rusk County, Texas. Therein, Milton Allen signed on behalf of Relico Oil & Gas and it was not specified whether the Assignor was a partnership or a corporation. At that time title to the leases described on said Exhibit “A” was held by RELICO OIL AND GAS, INC., a Texas Corporation. This Assignment is made to convey the title of RELICO OIL AND GAS, INC., to Brian Energy and Its successors in title in accordance with the Assignment dated December 17, 2001, recorded in Volume 2297, Page 566 of the Official Records of Rusk County, Texas.

Assignor, for the consideration and subject to the reservations from and exceptions to conveyance and warranty, grants, sells, assigns and conveys to Assignees, all of Assignor’s interest in the leases described above, together with all and singular the rights and appurtenances thereto.

RELICO OIL AND GAS, INC., does hereby ratify and confirm that Assignment dated December 17, 2001, recorded in Volume 2297, Page 566 of the Official Records of Rusk County, Texas, to Brian Energy, as Assignee, in the same manner as if Assignor herein had joined in the execution of said Assignment.

RELICO OIL AND GAS, INC.

By:	/s/ Milton Allen
Milton Allen, President and sole officer

ACKNOWLEDGEMENTS

STATE OF TEXAS

COUNTY OF RUSK

This instrument was acknowledged before me on the 24th day of April 2003, by Milton Allen, as President and sole officer of RELICO OIL AND GAS, INC., a Texas Corporation, and on behalf of said corporation.

/s/ Charla Rolph
Notary Public, State of Texas